UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 6, 2005

                                 ADE CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)

   Massachusetts                         0-26714                04-2441829
   -------------                         -------                ----------
(State or other jurisdiction           (Commission            (IRS Employer
 of incorporation)                     File Number)          Identification No.)

                                  80 Wilson Way
                         Westwood, Massachusetts 02090
        ----------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (781) 467-3500
        ----------------------------------------------------------------
              (Registrant's telephone number, including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

     On September 6, 2005, ADE Corporation issued a press release reporting its financial results for the three months ended July 31, 2005. The press release is attached hereto as Exhibit 99.1.


 Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

     99.1  Press Release dated September 6, 2005 by ADE Corporation.


     This press release, which has been furnished solely for Item 2.02, shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ADE CORPORATION





                               By: /s/ Brian C. James
                                   ---------------------------------------------
                                   Brian C. James
                                   Executive Vice President, Treasurer and Chief Financial Officer


Date:  September 6, 2005

                                 ADE CORPORATION
                                  EXHIBIT INDEX


Exhibit
Number          Description
-----------     ----------------
99.1            Press Release dated September 6, 2005 by ADE Corporation.